FINANCIAL RISK FACTORS - Interest rate sensitivity (Details) - Interest risk - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
FINANCIAL RISK FACTORS
Increase in rate	1.80%	1.80%
Decrease in rate	1.80%	1.80%
Effect on profit before tax, reasonably possible increase in risk component	$ 464	$ 665
Effect on profit before tax, reasonably possible decrease in risk component	$ (464)	$ (665)